UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2007

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2007, the registrant entered into a Placement Agency Agreement with Lehman Brothers Inc., as lead placement agent, and Rodman & Renshaw, LLC, as co-placement agent, relating to a registered direct offering of 6,666,666 shares of our common stock. Under the terms of the transaction, we will sell the common stock at $3.00 per share to a group of new and existing unaffiliated institutional investors for net proceeds of approximately $18.4 million, based on the public offering price of $3.00 per share, after deducting the placement agents’ fee, commissions and estimated offering expenses payable by us. On April 24, 2007, the last sale price of the registrant’s common stock on the NASDAQ Global Market was $2.99 per share. The closing of the offering is expected to take place on or about April 27, 2007, subject to the satisfaction of customary closing conditions. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

The offering is being made pursuant to the registrant’s shelf registration statement on Form S-3 (File No. 333-140365) filed with the Securities and Exchange Commission on January 31, 2007, which became effective on February 7, 2007, as amended or supplemented. A copy of the opinion of Cooley Godward Kronish LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Item 8.01	Other Events.

On April 25, 2007, we issued a press release announcing the pricing of the offering described in Item 1.01 of this Current Report. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
1.1	Placement Agency Agreement dated April 25, 2007 by and among Sequenom, Inc., Lehman Brothers Inc. and Rodman & Renshaw, LLC.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (included in the opinion filed as Exhibit 5.1 hereto).

99.1	Press release issued by Sequenom, Inc. on April 25, 2007.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

	By:	/s/ Harry Stylli
Date: April 25, 2007		Harry Stylli
President and Chief Executive Officer

3.

EXHIBIT INDEX

Exhibit Number	Description
1.1	Placement Agency Agreement dated April 25, 2007 by and among Sequenom, Inc., Lehman Brothers Inc. and Rodman & Renshaw, LLC.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Press release issued by Sequenom, Inc. on April 25, 2007.